                                   [GRAPHIC]

                                                                Quarterly Report
                                                                  April 30, 2002



                           The Italy Fund Inc. [LOGO]

[GRAPHIC]
ITA

Dear Shareholder:

Enclosed herein is the quarterly report for The Italy Fund Inc. ("Fund") for the three months ended April 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Investment Strategy

Our objective is to seek long-term capital appreciation through investing substantially all, but not less than 80%, of the value of the Fund's net assets in Italian investments./1/ We seek to invest in sound companies with strong growth potential, as our belief is that quality companies should thrive through different economic and market climates.

Performance Update

The following performance figures include the three-month period (fiscal first quarter) total return statistics ended April 30, 2002. During the three-month period, the Fund returned 12.99% in terms of market price and 8.95% in terms of net asset value, outperforming the 6.79% return of the Morgan Stanley Capital International Italy Index ("MSCI Italy")/2/ for the same period. The following table summarizes the Fund's performance and the MSCI Italy returns for the three-month, one-, three-, five- and ten-year periods ended April 30, 2002.

                      Performance of The Italy Fund Inc.*

                            The Italy Fund Inc.
                        ---------------------------
                        Net Asset Value Market Price MSCI Italy
                        --------------- ------------ ----------
                3-month       8.95%        12.99%        6.79%
                1-year       (7.84)        (2.09)      (16.35)
                3-year        7.03         10.71        (7.52)
                5-year       16.21         18.82         8.39
                10-year       9.63         10.42         7.29

* Data for fund performance are derived from Lipper, Inc. and are presented according to net asset value ("NAV") followed by market price. Average annual total returns are based on each respective period above, as of April 30, 2002. NAV and market price calculations include reinvestment of dividends and capital gains, excluding sales charges. Lipper, Inc. is a nationally recognized, independent organization that reports on total return performance and rankings for investment products. Past performance is not indicative of future results.

--------
1 In accordance with a rule recently adopted by the Securities and Exchange
  Commission ("SEC"), the Fund will invest at least 80% of the value of its net assets in Italian "investments" and should the Board decide to change this policy, it will give shareholders at least 60 days notice.
2 The MSCI Italy is comprised of 50 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index.

[GRAPHIC]
ITA


Please note that the total assets of the Fund have declined from $204 million in February 2000 to $40.5 million on May 17, 2002, attributable to factors that include:

       . the 25% tender offer in September 2000

       . the 25% tender offer in July 2001

       . our own buy-back program of approximately $25 million of stock during the last three years

       . the distribution of $3.18, $7.98 and $2.14 a share during the Fund's fiscal years ended 2000, 2001 and 2002, respectively, of realized capital gains and income dividends

       . the 31.7% drop in the Italian equity market in fiscal 2001.

Special Notice

On May 29, 2002 (after the close of the reporting period), the Fund announced a long-term capital gain of $0.177 per share. The record date is June 25, 2002. The ex-date is June 21, 2002 and payable date is June 28, 2002.

Market Review

Like other European stock markets, the performance of Italy's stock markets can be characterized as a roller-coaster ride during the recent period. Following weak January performance, equities trading in Italy's markets advanced in February and March, supported by new evidence of a stronger than previously expected rebound in economic activity. In our view, stocks in this market lost momentum in April on renewed macro-economic concerns and new worries about the timing of an earnings turnaround for many Italian companies. In addition, we believe that political tensions in the Middle East, combined with a lackluster performance of U.S. equities, dragged down market performance. In the first four months of 2002, the banks, media, and consumer cyclical sectors were outperformers in the Italian markets, while stocks in the telecommunications and technology sectors generally lagged those in other sectors. Fiat S.p.A. was a particularly apparent laggard.

Within the financial sector, many bank stocks - which the Fund was underweighted versus the MSCI Italy - generated strong performance, while the insurance sector posted sharply weaker returns. While small-cap stocks/3/ generated weaker performances last year (in contrast to the performance of this sector in the U.S.), this trend in Europe reversed course this year, which contributed towards the Fund's outperformance over its benchmark indices. Positions in Autogrill S.p.A., Saipem S.p.A., Ducati Motor Holding S.p.A., Recordati S.p.A. and Lottomatica S.p.A. positively contributed to Fund performance during the last few months. Our strategy generally remains focused on investment in small and mid-cap holdings.

--------
3 Investment in small-capitalization companies may involve a higher degree of risk than investments in larger, more established companies.

[GRAPHIC]
ITA


Key Transactions Executed During this Fiscal Quarter of 2002

Portfolio Reductions and Eliminations

The Fund reduced its position in Lottomatica S.p.A., after a 50% rise in the stock during the past six months, and it eliminated Beni Stabili S.p.A., as we were concerned that this real estate investment company might be penalized by the anticipated trend of higher interest rates in Europe.

Portfolio Additions

The Fund added to Brembo S.p.A., a designer, manufacturer and distributor of high-performance braking systems. It established new positions in Amplifon S.p.A. and Caltagirone Editore S.p.A. Amplifon is the world's leading distributor of hearing aids. We believe that a stable growing consumer market and scope for improved margins on higher-priced digital products should aid this company's bottom line. Moreover, we believe Amplifon might be an attractive acquisition candidate for a producer seeking to secure its own distribution network and its current valuation estimates at about 23-times earnings per share seem attractive. A potential negative characteristic is that its market float/4/ is relatively small.

Although Caltagirone Editore is heavily exposed to the newspaper industry in Italy and was hit hard during the slowdown in advertising investments, we believe it may be an interesting turnaround situation. Our research indicates that newsprint prices are declining 10% in the first few months of 2002, following the sharp 17% rise last year, while newspaper cover prices rose for the first time in several years. As we await a potential turnaround, the Fund is reaping a 3.5% dividend yield from the stock.

Market Outlook

Stock price valuations in Italy continue to be relatively less expensive than those trading in European and U.S. markets. As of the close of the period, stocks in Italy were selling at approximately 6.3 times 2002 price-to-cash flow estimates; those in Europe were trading at approximately 10.1 times, and equities in the U.S. were selling at 13.2 times 2002 price-to-cash flow estimates.

--------
4 Market float is the number of freely traded shares in the hands of the public and is calculated as shares outstanding minus shares owned by insiders, 5% owners and Rule 144 shares. It is not the same as shares outstanding. It is actually a subset of "shares outstanding," which can include shares held by Rule 144 holders and other owners with stock not available for trading by the public.

[GRAPHIC]
ITA


Due to the many changes currently taking place in Italy (mandatory quarterly reporting since January 1, 2002, enhancing pension reform, stock options and our buying-in of the Fund's shares), the relative under-valuation and under-performance of the Italian markets versus European stock markets over the last ten years, we remain positive towards investing in Italy for the next few years. In our view, the switch by private investors from fixed-income/money market funds into equity mutual funds should also add to the liquidity of this market. We continue to favor investments in Italian small- and mid-cap stocks.

We appreciate your investing in The Italy Fund Inc. and look forward to diligently addressing your investment-management needs in the future.

             Sincerely,
                                                   /s/ Mario d'Urso
             /s/ Heath B. McLendon
             Heath B. McLendon                     Mario d'Urso
             Chairman                              President

             /s/ Rein W. van der Does
             Rein W. van der Does
             Vice President and Investment Officer

May 22, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2002 and is subject to change. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

[GRAPHIC]
ITA


The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
April 30, 2002 (unaudited)

                 [CHART]

Automotive                                        6%
Banking                                           5%
Construction                                      5%
Consumer Staples - Food                          14%
Energy Exploration                                5%
Healthcare Equipment and Supplies                 1%
Household Durables                                1%
Insurance                                         7%
Leisure/Recreation                                3%
Lottery Services                                  2%
Media Group                                       5%
Miscellaneous**                                   0%
Pharmaceuticals                                  11%
Short-Term Investments and Repurchase Agreement   3%
Telecommunications-Telephone                     14%
Telecommunications-Wireless                      11%
Utilities                                         7%



MSCI Italy Index Sectorial Structure
--------------------------------------------------------------------------------
April 30, 2002 (unaudited)

          [CHART]

Automotive                        5%
Banking                          22%
Consumer Products                 2%
Energy/Gas                       19%
Construction                      1%
Pharmaceuticals                   1%
Insurance                        14%
Media/Printing                    5%
Telecommunications               22%
Textiles/Clothing                 1%
Utilities                         7%
Miscellaneous                     1%


*  As a percentage of total investments.
** Represents less than 1% of total investments.

[GRAPHIC]
ITA

The Italy Fund Inc.

Schedule of Investments
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

Shares                      Security                         Value
---------------------------------------------------------------------

COMMON STOCK -- 97.1%
Automotive -- 5.9%
100,000 Brembo S.p.A.+.................................... $  657,328
900,000 Ducati Motor Holding S.p.A.++.....................  1,604,602
                                                           ----------
                                                            2,261,930
                                                           ----------
Banking -- 4.4%
220,000 Banca Fideuram S.p.A.+............................  1,679,879
                                                           ----------
Construction -- 5.0%
200,000 Italcementi S.p.A.+...............................  1,926,963
                                                           ----------
Consumer Staples - Food -- 13.5%
260,027 Autogrill S.p.A.+.................................  3,067,251
600,000 Parmalat Finanziara S.p.A.+.......................  2,107,053
                                                           ----------
                                                            5,174,304
                                                           ----------
Energy Exploration -- 5.1%
300,000 Saipem S.p.A......................................  1,953,076
                                                           ----------
Healthcare Equipment and Supplies -- 1.1%
 20,000 Amplifon S.p.A....................................    422,671
                                                           ----------
Household Durables -- 1.4%
200,000 Saeco International Group S.p.A...................    516,858
                                                           ----------
Insurance -- 7.1%
239,300 Bayerische Vita S.p.A.............................  1,443,700
100,000 Riunione Adriatica di Sicurta S.p.A.+.............  1,296,647
                                                           ----------
                                                            2,740,347
                                                           ----------
Leisure/Recreation -- 2.7%
300,000 Ferretti S.p.A....................................  1,026,513
                                                           ----------
Lottery Services -- 2.1%
100,000 Lottomatica S.p.A.+...............................    815,808
                                                           ----------
Media Group -- 5.4%
100,000 Caltagirone Editore S.p.A.........................    676,238
363,316 Gruppo Editoriale L'Espresso S.p.A.+..............  1,406,736
                                                           ----------
                                                            2,082,974
                                                           ----------

See Notes to Financial Statements.

[GRAPHIC]
ITA

The Italy Fund Inc.

Schedule of Investments
April 30, 2002 (unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                          Security                             Value
-------------------------------------------------------------------------------
Miscellaneous -- 0.1%
    42,200 ETF Group++ #........................................... $    39,073
                                                                    -----------
Pharmaceuticals -- 11.4%
   200,000 Recordati S.p.A.+.......................................   4,358,177
                                                                    -----------
Telecommunications - Telephone -- 13.8%
   990,000 Telecom Italia S.p.A. di Risp NC+*......................   5,304,100
                                                                    -----------
Telecommunications - Wireless -- 11.3%
   990,000 Telecom Italia Mobile S.p.A.+...........................   4,323,510
                                                                    -----------
Utilities -- 6.8%
   200,000 Autostrade S.p.A.+......................................   1,624,412
   100,000 Italgas S.p.A.+.........................................   1,000,400
                                                                    -----------
                                                                      2,624,812
                                                                    -----------
           TOTAL COMMON STOCK (Cost -- $23,833,832)................  37,250,995
                                                                    -----------
-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
$1,207,063 Euro Time Deposit, 3.000% due
           5/2/02 (Cost -- $1,073,803).............................   1,086,899
                                                                    -----------
REPURCHASE AGREEMENT -- 0.1%
    29,000 J.P. Morgan Chase & Co., 1.750% due 5/2/02; Proceeds at
             maturity -- $29,001; (Fully collateralized by U.S.
             Treasury Strips, 0.000% due 5/15/02 to 8/15/28;
             Market value -- $29,580) (Cost -- $29,000)............      29,000
                                                                    -----------
           TOTAL INVESTMENTS -- 100% (Cost -- $24,936,635**)....... $38,366,894
                                                                    ===========

--------
 + All or a portion of this security is on loan (See Note 6).
++ Non-incoming producing security.
 # Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
 * Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
** Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

[GRAPHIC]
ITA

The Italy Fund Inc.

Statement of Assets and Liabilities
April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $24,936,635)......................... $38,366,894
Foreign currency, at value (Cost -- $864,013).......................     866,515
Collateral for securities on loan (Note 6)..........................  10,223,053
Cash................................................................         731
Dividends and interest receivable...................................         545
                                                                     -----------
Total Assets........................................................  49,457,738
                                                                     -----------

LIABILITIES:
Payable for securities on loan (Note 6)............................. $10,223,053
Management fee payable..............................................      33,451
Accrued expenses....................................................     109,397
                                                                     -----------
Total Liabilities...................................................  10,365,901
                                                                     -----------
Total Net Assets.................................................... $39,091,837
                                                                     ===========

NET ASSETS:
Par value of capital shares......................................... $    50,172
Capital paid in excess of par value.................................  24,359,405
Undistributed net investment income.................................     186,287
Accumulated net realized gain from security
  transactions and foreign currencies...............................   1,063,212
Net unrealized appreciation of investments and foreign currencies...  13,432,761
                                                                     -----------

Total Net Assets
(Equivalent to $7.79 a share on 5,017,186 shares of $0.01 par value outstanding; 20,000,000 shares authorized)........................ $39,091,837
                                                                     ===========

See Notes to Financial Statements.

[GRAPHIC]
ITA

The Italy Fund Inc.

Statement of Operations
For the Three Months Ended April 30, 2002 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends................................................... $  410,820
Interest....................................................     26,586
Less: Foreign withholding tax...............................    (48,439)
                                                             ----------
Total Investment Income.....................................    388,967
                                                             ----------

EXPENSES:
Management fee (Note 2).....................................     68,702
Audit and legal.............................................     24,112
Administration fee (Note 2).................................     18,320
Directors' fees.............................................     14,630
Shareholder communications..................................     14,630
Shareholder and system servicing fees.......................     11,827
Custody.....................................................      9,692
Registration fees...........................................      5,486
Pricing service fees........................................        146
Other.......................................................      2,158
                                                             ----------
Total Expenses..............................................    169,703
                                                             ----------
Net Investment Income.......................................    219,264
                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 3):
Realized Gain From:
  Security transactions (excluding short-term securities)...    173,377
  Foreign currency transactions.............................     23,368
                                                             ----------
Net Realized Gain...........................................    196,745
                                                             ----------
Change in Net Unrealized Appreciation From:
  Security transactions.....................................  2,763,786
  Foreign currency transactions.............................     59,159
                                                             ----------
Increase in Net Unrealized Appreciation.....................  2,822,945
                                                             ----------
Net Gain on Investments and Foreign Currencies..............  3,019,690
                                                             ----------
Increase in Net Assets From Operations...................... $3,238,954
                                                             ==========

See Notes to Financial Statements.

[GRAPHIC]
ITA

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Three Months Ended April 30, 2002 (unaudited)
and the Year Ended January 31, 2002
--------------------------------------------------------------------------------

                                                                     April 30    January 31
                                                                   -----------  ------------
OPERATIONS:
Net investment income............................................. $   219,264  $    218,140
Net realized gain.................................................     196,745     5,063,588
Increase (decrease) in net unrealized appreciation................   2,822,945   (28,909,784)
                                                                   -----------  ------------
Increase (Decrease) in Net Assets From Operations.................   3,238,954   (23,628,056)
                                                                   -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains................................................          --   (12,849,235)
                                                                   -----------  ------------
Decrease in Net Assets From Distributions to Shareholders.........          --   (12,849,235)
                                                                   -----------  ------------

FUND SHARE TRANSACTIONS (NOTE 7):
Treasury stock acquired...........................................     (13,694)   (1,098,925)
Tender offer......................................................     (17,061)  (13,523,743)
                                                                   -----------  ------------
Decrease in Net Assets From Fund Share Transactions...............     (30,755)  (14,622,668)
                                                                   -----------  ------------
Increase (Decrease) in Net Assets.................................   3,208,199   (51,099,959)

NET ASSETS:
Beginning of period...............................................  35,883,638    86,983,597
                                                                   -----------  ------------
End of period*.................................................... $39,091,837  $ 35,883,638
                                                                   ===========  ============
* Includes undistributed net investment income:...................    $186,287            --
                                                                   ===========  ============
* Includes accumulated net investment loss of:....................          --      $(56,345)
                                                                   ===========  ============

See Notes to Financial Statements.

[GRAPHIC]
ITA

The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $236,661 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected

[GRAPHIC]
ITA

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the three months ended April 30, 2002, Salomon Smith Barney Inc. did not receive any brokerage commissions.

3. Investments

During the three months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                   Purchases..................... $2,411,137
                                                  ==========
                   Sales......................... $2,180,402
                                                  ==========

At April 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

             Gross unrealized appreciation........... $13,959,039
             Gross unrealized depreciation...........    (528,780)
                                                      -----------
             Net unrealized appreciation............. $13,430,259
                                                      ===========

[GRAPHIC]
ITA

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

            Number of Acquisition  4/30/02   Value Per Percentage of
  Security   Shares      Date     Fair Value   Unit     Net Assets     Cost
  --------  --------- ----------- ---------- --------- ------------- --------
  ETF Group  42,200     3/13/00    $39,073     $0.93       0.10%     $297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2002, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $9,582,864. The Fund invested the cash collateral amounting to $10,223,053 into the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Fund from securities lending for the three months ended April 30, 2002 was $16,369.

[GRAPHIC]
ITA

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


7. Capital Stock

At April 30, 2002, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,657,107 shares with a total cost of $25,239,777. For the three months ended April 30, 2002, the Fund has repurchased 2,200 shares with a total cost of $13,694.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001. During the year ended January 31, 2002, the Fund paid additional expenses of $75,375 associated with the tender offer which terminated on September 5, 2000.

For the year ended January 31, 2002, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,448,368, which included expenses of $51,108, paid during the year ended January 31, 2002.

During the three months ended April 30, 2002, the Fund paid additional expenses of $17,061 associated with the tender offer which terminated on July 19, 2001.

[GRAPHIC]
ITA

The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                  2002/(1)(2)/ 2002/(2)/ 2001/(2)/   2000      1999      1998
------------------------------------------------------------------------------------------------
Net Asset Value,                      $7.15     $12.73    $19.24     $18.09    $14.49    $11.94
 Beginning of Period.............   -------    -------   -------   --------  --------  --------
Income (Loss) From Operations:
  Net investment income..........      0.04       0.04      0.11       0.12      0.17      0.07
  Net realized and unrealized          0.60      (3.63)     1.36       3.94      3.82      2.50
   gain (loss)...................   -------    -------   -------   --------  --------  --------
Total Income (Loss) From               0.64      (3.59)     1.47       4.06      3.99      2.57
 Operations......................   -------    -------   -------   --------  --------  --------
Gain From Repurchase of                  --       0.02      0.16       0.27      0.07        --
 Treasury Stock..................   -------    -------   -------   --------  --------  --------
Gain From Tender Offer (3).......        --       0.13      0.12         --        --        --
                                    -------    -------   -------   --------  --------  --------
Loss From Stock Dividend (4).....        --         --     (0.28)        --        --        --
                                    -------    -------   -------   --------  --------  --------
Less Distributions From:
  Net investment income..........        --         --     (0.24)     (0.24)    (0.20)    (0.02)
  Net realized gains.............        --      (2.14)    (7.74)     (2.94)    (0.26)       --
                                    -------    -------   -------   --------  --------  --------
Total Distributions..............        --      (2.14)    (7.98)     (3.18)    (0.46)    (0.02)
                                    -------    -------   -------   --------  --------  --------
Net Asset Value, End of Period...     $7.79     $ 7.15    $12.73     $19.24    $18.09    $14.49
                                    =======      ======= =======   ========  ========  ========
Market Value, End of Period......     $7.22     $ 6.39    $11.45    $16.688   $14.938   $12.125
                                    =======    =======   =======   ========  ========  ========
Total Return,                         12.99%++  (27.04)%   21.90%     35.61%    26.96%    21.53%
 Based on Market Value (5).......   =======    =======   =======   ========  ========  ========
Total Return,                          8.95%++  (26.57)%   17.55%     29.10%    28.66%    21.59%
 Based on Net Asset Value (5)....   =======    =======   =======   ========  ========  ========
Net Assets, End of Period (000's)   $39,092    $35,884   $86,984   $160,731  $167,682  $137,712
                                    =======    =======   =======   ========  ========  ========
Ratios to Average Net Assets:
 Net investment income...........      2.39%+     0.41%     0.56%      0.68%     0.58%     0.61%
 Expenses........................      1.85+      1.84      1.32       1.23      1.22      1.29
Portfolio Turnover Rate..........         6%        82%       29%        28%       22%       16%

--------
(1) For the three months ended April 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(4) Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

[GRAPHIC]
ITA

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

[GRAPHIC]
ITA

The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[GRAPHIC]
ITA

The Italy Fund Inc.
--------------------------------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
333 W34th Street
New York, New York 10001

DIRECTORS

Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
Heath B. McLendon
George M. Pavia

Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Morgan Stanley Capital International Italy Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate.

           ---------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004
                                 FD01141 6/02